UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.                 )

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Sabra Health Care REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sabra Health Care REIT, Inc.

18500 Von Karman Avenue, Suite 550

Irvine, California 92612

IMPORTANT NOTICE FROM SABRA HEALTH CARE REIT, INC.

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 9, 2020

The following Notice of Change of Location (this “Supplement”) and Press Release issued on May 21, 2020 supplements the original Notice of Annual Meeting of Stockholders and Proxy Statement (collectively, the “Proxy Statement”) of Sabra Health Care REIT, Inc. (the “Company”) dated April 27, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders to be held on June 9, 2020.

This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 21, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2020

To the Stockholders of Sabra Health Care REIT, Inc.:

Due to the public health concerns of the coronavirus (COVID-19) pandemic and to support the health and well-being of the stockholders, employees, directors and communities of Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), NOTICE IS HEREBY GIVEN that the location of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed. The Annual Meeting will now be held in a virtual-only meeting format, via live audio webcast at www.virtualshareholdermeeting.com/SBRA2020. The Annual Meeting date and time remains unchanged and will be held on Tuesday, June 9, 2020 at 9:00 a.m. Pacific Time, as previously announced. You will not be able to attend the Annual Meeting physically in person.

As described in the previously distributed proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 20, 2020, the record date. To be admitted to the virtual Annual Meeting, navigate to the Company’s Annual Meeting website located at www.virtualshareholdermeeting.com/SBRA2020 at the appropriate time and enter your unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with the Company’s previously distributed proxy materials. Stockholders are encouraged to access the virtual-only Annual Meeting prior to its start time. Online access will begin at 8:45 a.m. Pacific Time.

If you attend the virtual Annual Meeting as an eligible stockholder as of the record date, you may vote your shares and ask questions during the Annual Meeting by following the instructions available on the Annual Meeting website. Only questions related to the proposals to be voted upon at the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. If you are unable to locate your control number, you may enter the site as a guest, but will not be able to vote or submit questions relating to meeting matters during the Annual Meeting.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in the rules of procedure, which stockholders can view at the Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting, or if you have any questions regarding how to use the virtual Annual Meeting platform, please call the Broadridge technical support number that will be posted on the Annual Meeting website.

Whether or not you plan to attend and participate in the Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials. The proxy card or voting instruction form included with the proxy materials previously distributed to you will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

/s/ Harold W. Andrews, Jr.
Harold W. Andrews, Jr.
Executive Vice President, Chief Financial Officer and Secretary
Irvine, California May 21, 2020

The Annual Meeting will be held on Tuesday, June 9, 2020 at 9:00 a.m. Pacific Time at

www.virtualshareholdermeeting.com/SBRA2020.

The Notice of Annual Meeting, Proxy Statement and the Company’s 2019 Annual Report on Form 10-K are available at www.proxyvote.com. Copies of these proxy materials are also available in the Investors section of the Company’s website at www.sabrahealth.com/investors. You are encouraged to access and review all of the important information contained in the Company’s proxy materials before voting.

A copy of the Company’s press release dated May 21, 2020 is provided below.

PRESS RELEASE

SABRA HEALTH CARE REIT

ANNOUNCES CHANGE IN LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS

IRVINE, Calif., May 21, 2020 – Sabra Health Care REIT, Inc. (“Sabra” or the “Company”) (Nasdaq: SBRA) today announced that, due to the public health concerns of the coronavirus (COVID-19) pandemic and to support the health and well-being of its stockholders, employees, directors and communities, the location of the Company’s upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will now be held in a virtual-only meeting format.

The Annual Meeting date and time remains unchanged and will be held on Tuesday, June 9, 2020 at 9:00 a.m. Pacific Time, as previously announced. Stockholders will not be able to attend the Annual Meeting physically in person. The virtual Annual Meeting will provide eligible stockholders with the ability to vote their shares and ask questions.

As described in the previously distributed proxy materials for the Annual Meeting, stockholders are entitled to participate in the Annual Meeting if they were a stockholder as of the close of business on April 20, 2020, the record date. Stockholders may access the virtual Annual Meeting by navigating to the Company’s Annual Meeting website located at www.virtualshareholdermeeting.com/SBRA2020 at the appropriate time and entering their unique 16-digit control number, which may be found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as applicable, provided with the Company’s previously distributed proxy materials. Stockholders are encouraged to access the virtual-only Annual Meeting prior to its start time. Online access will begin at 8:45 a.m. Pacific Time.

Eligible stockholders attending the virtual Annual Meeting by entering their unique 16-digit control numbers may vote their shares and ask questions during the Annual Meeting by following the instructions available on the Annual Meeting website. Only questions related to the proposals to be voted upon at the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. If a stockholder is unable to locate his, her or its control number, that stockholder may enter the site as a guest, but will not be able to vote or submit questions relating to meeting matters during the Annual Meeting.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in the rules of procedure, which stockholders can view at the Annual Meeting website. For technical support related to the virtual Annual Meeting, stockholders may contact Broadridge for assistance at the number that will be posted on the Annual Meeting website.

Regardless of Annual Meeting attendance, the Company recommends that stockholders vote in advance of the Annual Meeting by one of the methods described in the previously distributed proxy materials. The proxy card or voting instruction form included with the proxy materials previously distributed to stockholders will not be updated to reflect the change in location and may continue to be used by stockholders to vote their shares in connection with the Annual Meeting.

ABOUT SABRA

Sabra Health Care REIT, Inc., a Maryland corporation, operates as a self-administered, self-managed real estate investment trust (a “REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry throughout the United States and Canada.

CONTACT

Investor & Media Inquiries: (888) 393-8248 or investorinquiries@sabrahealth.com

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